MOLINA® HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Investor Day 2014A February 13, 2014 New York, New York Exhibit 99.2

© 2014 Molina Healthcare, Inc.
Cautionary Statement
Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
This slide
presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation: our 2014 financial guidance; our revenue, revenue mix, and membership projections; our business strategy; duals demonstration projects and their expected implementation start dates; the ACA annual fee or excise tax and its reimbursement by states on a grossed-up basis; the 2014 rate environment;
the hepatitis C drug Sovaldi; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at
www.sec.gov.
Except to the extent otherwise required by federal
securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

© 2014 Molina Healthcare, Inc.
Approx. Time Topic Speaker
12:30pm-12:35pm Opening Remarks Juan José Orellana, SVP Investor
Relations
12:35pm-1:10pm Business Overview Dr. J. Mario Molina, Chief Executive
Officer
1:10pm-1:45pm Medical Margin: Results & Initiatives Terry Bayer, Chief Operating Officer
1:45pm-2:00pm Q&A
2:00pm-2:15pm Break
2:15pm-2:45pm Changing Medical Cost Profile Joseph White, Chief Accounting Officer
2:45pm-3:05pm Q&A
3:05pm-3:50pm Guidance John Molina, Chief Financial Officer
3:50pm-4:30pm Q&A
4:30pm End of Program
Today

Business Overview J. Mario Molina, M.D. President & Chief Executive Officer February 13, 2014 New York, New York

WA
428K
WI
96K
MI
216K
IL2
5K
OH
257K
UT
83K
CA
416K
NM
174K
TX
250K
SC3
131K
FL
91K

4%
13%
81%
TANF

© 2014 Molina Healthcare, Inc.
Presence in Key Medicaid Markets
1. Reflects preliminary enrollment figures.
2. As of September 1, 2013, Illinois health plan began serving ABD members.
3. As of January 1, 2014, South Carolina health plan began serving South Carolina Medicaid members, as a result of the South Carolina Solutions asset acquisition.
2.1 million members
Health Plan Enrollment as of February 2014
Footprint includes 4 of 5 largest Medicaid Markets
Enrollment by Product
Medicare 2%
CHIP
Aged,
Blind
or
Disabled
1

1,797
1,931
2,120
2,147
Dec '12
Dec '13
Jan '14
Feb '14

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Health Plan Enrollment Growth
(in thousands)
Molina Healthcare
Health Plan Enrollment Growth
Dec 2013 - Feb 2014
(1) (2)
Enrollment grew 11% since December 2013
1. February 2014 enrollment based on preliminary figures.
2. As of January 1, 2014, South Carolina health plan began serving South Carolina Medicaid members, as a result  of the South Carolina Solutions asset acquisition.
Please refer to the Company’s cautionary statements.

Revenue[1]
25%
CAGR
$0.8B
$4.5B
$5.9B
$6.6B
$9.8B
$12.5B
2003A
2011A
2012A
2013A
2014G[2]
2015G[2]

© 2014 Molina Healthcare, Inc.
Long Term Revenue Growth
Estimated potential revenue run-rate by year-end 2015
Please refer to the Company’s cautionary statements.
1. Estimated amounts are subject to change.
2. Includes revenue estimates from: New Mexico (Lovelace), and South Carolina (Community Health Solutions assets) acquisitions; dual eligibles in CA, MI, OH, SC, TX, IL; Medicaid expansion in CA, IL,
MI, OH, NM, and WA; and Marketplace in CA, FL, MI, NM, TX, UT, WA, OH, and WI. Duals in TX only applies to 2015.

Medicare 3%
CHIP 2%
18%
ABD
77%
TANF
2008A
Medicare
CHIP 2%
9%
40%
ABD
49%
TANF
2013A
Duals
CHIP 1%
Medicare
7%
7%
33%
ABD
52%
TANF1
2014G

![MOLINA HEALTHCARE logo]

© 2014 Molina Healthcare, Inc.
Revenue by Product
Revenue shift to chronic care is changing our medical cost profile
Please refer to the Company’s cautionary statements.
1. For 2014, TANF includes Medicaid expansion  and Marketplace lives.

© 2014 Molina Healthcare, Inc.
Shift from an Acute Care Company to a Chronic Care Company
Business requirements are
changing as we take on more
complex patients
Member retention
Emphasis on quality and
ratings
Reduction of unnecessary
utilization
Risk adjustment

© 2014 Molina Healthcare, Inc.
Health Plan Footprint & Planned Growth
Fully Integrated Dual Eligible Pilots
Long Term Care Medicaid
Health Plan Markets
WA
CA
UT
NM
TX
IL
MI WI
OH
SC
FL
Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Medicaid Expansion
Where Molina States Stand on Medicaid Expansion as of February 7,
2014
Expanding Coverage
Considering Expansion
Not Expanding Coverage at this Time
CA
WA
UT
NM
TX
WI
MI
FL
OH
SC
1. The Advisory Board Company. Beyond the pledges: Where the states stand on Medicaid.
IL
1

© 2014 Molina Healthcare, Inc.
Medicaid Application Activity & Woodwork Effect
Surge in Medicaid applications
reported
Plagued by processing delays &
backlogs
Difference between ‘deemed’
eligible & actually enrolled
Transition time from federal
exchange to the state programs
unknown
Trust remains an issue

© 2014 Molina Healthcare, Inc.
Molina Awarded Contract for Duals in Los Angeles County
Selected to participate as direct
contractor
Largest duals demo in the country
(State caps demo at 200K)
Leverages existing ABD and
Medicare SNP provider network
Complements other duals service
areas in the State: Riverside, San
Bernardino, San Diego
Passive enrollment to begin no
sooner than 7/2014
20K dual eligible members
anticipated
1. Enrollment estimate does not include op-out.
1

© 2014 Molina Healthcare, Inc.
Molina Medicare-Medicaid Plan (MMP) Implementations
State
Estimated
Lives
in Molina
Markets
Voluntary
Enrollment
Passive
Enrollment
California
(Riverside, San Bernardino &
San Diego counties)
122K 4/1/14 5/1/14
California
(Los Angeles county)
200K TBD 7/1/14
Illinois 18K 3/1/14 6/1/14
Michigan 62K 10/1/14 1/1/15
Ohio 48K 6/1/14 1/1/15
South Carolina 54K 7/1/14 1/1/15
TX 121K 1/1/15 1/1/15
1. Estimated lives are based on state reports.
2. All dates are subject to change.
3. Reflects Medicare MMP passive enrollment. Medicaid MMP Passive enrollment occurs 6/1/2014.
1
2
2
3

Long Term Care
Dual Eligible
Seniors & Persons with Disabilities
Medicaid Expansion
Temporary Assistance to Needy Families
Complexity of care
Number of potential enrollees
Medical cost
$ $ $ $ $ $ $
$ $ $ $ $
$ $ $ $
$ $
$

MOLINA HEALTHCARE

15 © 2014 Molina Healthcare, Inc. Cost of Care

© 2014 Molina Healthcare, Inc.
Duals – Model of Care
Integrated
LTSS/Acute
And Rx
Care
Transition
Programs
Measuring
Improvements
Individualized
Care Plans
Medication
Reviews and
Medication
Therapy
Mgmt
Interdisciplinary
Care Teams
Health Risk
Assessments
Care
Management
Dual Eligibles
Most Common Diagnoses
Inpatient Services:
Affective psychosis
Septicemia
Care involving use of
rehab procedures
Pneumonia
Chronic bronchitis
Outpatient Services:
Essential hypertension
Respiratory and other
chest
Diabetes mellitus
Fever and fatigue
Joint disorders
Personal
Care
Attendants/
Caregivers
Dual
Eligible

© 2014 Molina Healthcare, Inc.
Mitigating Our Risk with the Dual Eligible
Duals may have chronic
conditions and higher costs
over time
Risk adjusters
Rate corridors
Settlement agreement (CA)
Savings assumptions

1.0%
3.0%
5.0%
Year 1
Year 2
Year 3

1.0%
2.1%
4.1%
Year 1
Year 2
Year 3

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Mitigating our Duals Risk – Savings Assumptions
CMS Rate Setting Process
Guidance
Sample Aggregate Savings
Targets
Under the Demonstrations
1. CMS Joint Rate Setting Process Under the Capitated Financial Alignment Initiative.
2. Memorandums of Understanding (MOU) between CMS and the State of California, Illinois, Ohio, and South
Carolina.
3. Savings targets weighted by estimated 2014 member months.
Molina Duals States
Weighted Average Aggregate
Savings Targets
Savings targets may differ among
States with low historic Medicare spending,
low utilization of institutional long-term care
services, or a high penetration of Medicaid
managed care.
Savings percentages will be applied equally to the Medicaid and Medicare A/B components.
Rate updates will take place on January 1st of each calendar year.
1
3
2

HealthCare.gov
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1-page guide to getting coverage
Find local help
Health Insurance Marketplace

≈

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Marketplace
Spanish language sites later start
8 out of 10 low-income Americans
still don’t understand the program
Molina pricing assumed higher
medical costs and utilization
Enrolled individuals at Molina health
plans are primarily the uninsured
and previous Medicaid recipients
that had lost their eligibility
Molina Marketplace enrollment
is 7,500
1. Reflects February 2014 preliminary figures.
1
Enrollment ramp up has been slow
due to delays on federal and state
websites

© 2014 Molina Healthcare, Inc.
New Medications & Treatments
Coverage of the cost of new
Hepatitis C treatment drug
should be carved out until
sufficient actuarial claims data is
available
Medicaid managed care rates
must factor in claims for the new
treatment (actuarial soundness)
Pricing is extraordinarily cost
prohibitive
Incidence of Hepatitis C in the
Medicaid population is uncertain
but certainly non-negligible
Providers have delayed initiating
alternative treatment resulting in
pent up demand

MOLINA HEALTHCARE
Your Extended Family

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Manage our growth
• Organic growth
• Medicaid expansion
• Dual eligible population
• RFPs
Leverage our business portfolio
• Health plan business
• MMS
• Direct delivery
Strive for operational excellence
• Quality care
• STAR ratings
Strategic Priorities
Our mission is to provide quality
health services to financially
vulnerable families and
individuals covered by
government programs.
Mission Priorities

22 © 2014 Molina Healthcare, Inc.

MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Medical Margin: Results & Initiatives Terry Bayer Chief Operating Officer February 13, 2014 New York, New York

2009
H1N1 flu epidemic
2010
H1N1 recovery
2011
Dallas/Fort Worth ABD expansion
2012
TX geographic and benefits expansion
2013
Reduced IP utilization, stabilized Rx costs, and TX recovery
26% CAGR
$82M
$84M
$81M
$74M
$99M
$97M
$117M
$135M
$128M
$136M
$130M
$161M
$149M
$77M
$130M
$203M
$210M
$207M
$201M
$181M
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

MOLINA HEALTHCARE

24 © 2014 Molina Healthcare, Inc. Historical Medical Margin Molina Medical Margin Q1 2009-Q4 2013

25 © 2014 Molina Healthcare, Inc. Key Impact Areas Activities focused on improving Medical Margins Health Care Services (Model of Care) Focus on Quality Member Retention

© 2014 Molina Healthcare, Inc.
Key Impact Area - Molina Care Model
The Model of Care
confirms/reestablishes the
member’s connection to their
Medical Home.  Ensures
appropriate use of services
and facilities.
High touch
Focus on care transitions
Prevention of hospital
admissions/readmissions
Appropriate ER utilization

© 2014 Molina Healthcare, Inc.
Model of Care – Historical vs. Current
Historical Model:
Insurance driven by
acute, episodic care
Reactive
Silos
Discharge planning
Telephonic
management
Pharmacy on
formulary
Current Model:
Member centric
management & care
delivery
Proactive
Integrated team
Care transitions
Face-to-face
interactions
Medication therapy
management

© 2014 Molina Healthcare, Inc.
Community Connector Case Study – Washington
67-year-old woman with
multiple personalities,
depression, anxiety, a history
of suicidal ideations,
hypothyroidism, asthma,
hypertension, congestive
heart failure and
osteoarthritis.
Image for illustrative purposes only. Not actual patients.

© 2014 Molina Healthcare, Inc.
Community Connector Case Study – South Carolina
Single father reached out for
assistance for behavior
modification for his teenage
daughter who is a Molina
member.  Was not interested
in mental health services.
Image for illustrative purposes only. Not actual patients.

© 2014 Molina Healthcare, Inc.
Community Connector Case Study - Washington
74-year-old member has COPD,
hypertension, diabetes, and
muscular degeneration.  He is also
an alcoholic, has poor nutritional
habits, and no family to support him.
Image for illustrative purposes only. Not actual patients.

© 2014 Molina Healthcare, Inc.
Monitoring and Care Management: California
Reduction in manageable inpatient utilization in a previously unmanaged new population
Admits/K reduction of 7%
1. Molina Internal Analytics.
Molina Healthcare of California
Admits/K
1

PCMH vs Non PCMH Readmits/K[1]

5.1
1.9
Non PCMH
PCMH

© 2014 Molina Healthcare, Inc.
Patient Centered Medical Home (PCMH) Impact: New Mexico
PCMH Readmits/K 63% less than Non PCMH
Readmission rates lower among PCMH members vs.
Non PCMH members
1. Journal of Community Health. “Community Health Workers and Medicaid Managed Care in New Mexico”, June, 2012.

Member Experience 6%
Appeals 7%
Inside Sales 4%
Performance Improvement 7%
Part D Admin 1%
Part C Clinical (HEDIS) 31%
CAHPS & HOS 26%
Part D Clinical 18%

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Categories & Measurements Contributing to Medicare STAR Ratings
Quality improves margin by increasing pay for performance revenue &
removing barriers to care
Data to support STAR ratings come from surveys, claims data, and medical records
CAHPS = Consumer Assessment of Healthcare Providers and Systems
HOS = Health Outcomes Survey
HEDIS = Healthcare Effectiveness Data and Information Set

© 2014 Molina Healthcare, Inc.
2012 2013 2014 2015 2016
Care
Delivered
Measurement
& Publication
2014 Ratings
In Use
2015 Ratings
In Use
Measurement
& Publication
Care
Delivered
2016 Ratings
In Use
Measurement
& Publication
Care
Delivered
Star Ratings Data Timeframes

© 2014 Molina Healthcare, Inc.
Key Impact Area – Focus on Quality
Align incentives to improve
quality results
Provider incentive programs
Member HEDIS incentive
programs
Align provider payments to quality
metrics

© 2014 Molina Healthcare, Inc.
Key Impact Area - Retention Model
Ensuring that members stay with
us as we grow, and that we are
meeting their healthcare needs
Welcome calls
30, 60, and 90 day touch point calls
Personal Care Assistant (PCA)
Escalation team

37 © 2014 Molina Healthcare, Inc. Q&A

MOLINA® HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

© 2014 Molina Healthcare, Inc. Changing Medical Cost Profile Joseph White Chief Accounting Officer February 13, 2014 New York, New York

© 2014 Molina Healthcare, Inc.
Revenue by Product
2008A
2013A 2014G
Revenue shift to chronic care is changing our medical cost profile
49%
TANF
40%
ABD
Medicare
9%
CHIP 2%
77%
TANF
18%
ABD
Medicare 3%
CHIP 2%
Please refer to the Company’s cautionary statements.
TANF¹
52%
33%
ABD
Medicare
7%
7%
Duals
CHIP 1%
1. For 2014, TANF includes Medicaid expansion  and Marketplace lives.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Admin
LTC
BH
Rx
OP
IP
LTC
BH
Admin
Rx
OP
IP
LTC
BH
Admin
Rx
OP
IP
TANF
ABD
Integrated Dual

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
Revenue Shift to Chronic Care is Changing our Medical Cost Profile
PMPM
Molina Healthcare of Ohio
Medical cost PMPM by type of member
LTC = Long Term Care
BH = Behavioral Health
Rx = Pharmacy
OP = Outpatient
IP = Inpatient
Please refer to the Company’s cautionary statements.

100%
80%
60%
40%
20%
0%
Admin
LTC
BH
Rx
OP
IP
TANF
ABD
Integrated Dual

© 2014 Molina Healthcare, Inc.
% of Revenue
Molina Healthcare of Ohio
Medical Spend % by Type of Member
LTC = Long Term Care
BH = Behavioral Health
Rx = Pharmacy
OP = Outpatient
IP = Inpatient
Please refer to the Company’s cautionary statements.
Revenue Shift to Chronic Care is Changing our Medical Cost Profile

© 2014 Molina Healthcare, Inc.
Greater significance of risk adjustment
Payment linked to health status and demographic characteristics of the member
Document medical conditions
Process must lead to improved outcomes
Greater importance of medically related administrative cost
Care coordination
Community connectors
New contracts and new providers
Home Health providers
In home assessments
Shorter payment cycles
More claims
More frequent submission
Smaller dollars
Changing Medical Cost Profile
Chronic care needs of our members are changing our medical cost profile

$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
$560M
Medicare
ABD
2008
$1.6B
Medicare
ABD
2013
$2.3B
MMP
Medicare
ABD
2014G

MOLINA HEALTHCARE

43 © 2014 Molina Healthcare, Inc. Risk Adjusted Revenue is Growing 1. MMP = Medicare-Medicaid Plan (Duals). Please refer to the Company’s cautionary statements.

$100
$80
$60
$40
$20
$0
$80
TANF & ABD
Integrated Dual

© 2014 Molina Healthcare, Inc.
Administrative Costs
TANF & ABD Integrated Dual
% of Population
to be care
managed
1% 100%
$12
Administrative costs to support Integrated Duals members are nearly seven times higher than a typical TANF or ABD member
Percentage of population requiring  care
management
2014E Administrative Costs
Source: Molina Health of Ohio data.

45 © 2014 Molina Healthcare, Inc. Q&A

MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

© 2014 Molina Healthcare, Inc. 2014 Guidance John Molina Chief Financial Officer February 13, 2014 New York, New York

© 2014 Molina Healthcare, Inc.
Cautionary Statement
Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
This 2014 Guidance
presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding:
expected financial results; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at
www.sec.gov.
Except to the extent otherwise required by federal
securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

ACA fee reimbursement
Timing of welcome mat
Timing of Medicaid expansion
Adequacy of rates for new business
LA County Duals
Sovaldi coverage issue
Projected rate changes for existing business
Timing of new programs

MOLINA HEALTHCARE

48 © 2014 Molina Healthcare, Inc. The Opaque Crystal Ball Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Themes
2013 2015 2014
Build Transition Consolidation
Pursuing new
business
Designing &
implementing
programs and systems
Documenting
readiness
Incurring cost before
2014 revenue
Upcoming:
o SC & IL
o MMP Duals
o Marketplace
o Medicaid expansion
o NM & FL Re-procurement
o WI Medicare
Transitioning
members into model
of care
Mitigating pent-up
demand
Right-sizing premiums
Mitigating transition
issues
Incurring cost before
2015 revenue
Refining & enhancing
model of care
Refining & enhancing
programs and systems
Improving margins
Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Revenue
Premium Revenue
ACA Fee Reimbursement
Premium Tax Revenue
Service Revenue
Investment and Other Revenue
Total Revenue
Total Medical Care Costs
Medical Care Ratio
1
Total Service Costs
General & Administrative Expenses
G&A Ratio
2
Premium Taxes
ACA Insurer Fee
Depreciation & Amortization
Interest Expense
Income Before Taxes
EBITDA
Effective Tax Rate
Adjusted EPS
3
~$9.2B
~$140M
~$275M
~$210M
~$20M
~$9.9B
~$8.2B
~89%
~$170M
~$770M
~8%
~$275M
~$85M
~$100M
~$55M
~$210M
~$385M
55% - 59%
$4.00 - $4.50
2014
Guidance
2014 Guidance
Note: Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
1. Medical Care Ratio represents medical care costs as a % of premium revenue.
2. G&A ratio computed as a percentage of premium revenue, plus service revenue.
3. Assumes 47.7M average diluted shares outstanding. Low and high guidance ranges assume full reimbursement of the ACA fee and related tax effects. See Appendix for a reconciliation of adjusted EPS to
GAAP diluted net income per share.
Please refer to the Company’s cautionary statements.

Health Insurance Marketplace						

MOLINA HEALTHCARE

© 2014 Molina Healthcare, Inc.
New Product Membership Included in 2014 Guidance
January
2014
March
2014
State Various
CA, NM,
& WA
NM SC WI OH IL
4
Program
Type
Marketplace
Medicaid
Expansion
LTC Medicaid SNP
Medicaid
Expansion
MMP Duals
4
Eligible 2M 1.4M 44K 740K 28K 275K 18K
Enrollees 15K 160K 5K 125K 1K 30K 5K
Revenue
PMPM
$300 $550 $1,600 $200 $1,100 $450 $1,800
MCR 88% 88% 93% 90% 82% 86% 95%
Opt Out N/A N/A N/A N/A N/A N/A 40%
4
Note:
Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
1. Denotes total number of eligible members in Molina markets.
2. Denotes membership assumed in guidance at year-end 2014. MMP Dual denotes enrollment after opt-out.
3. Revenue PMPM and MCR are net of premium tax and ACA fee. Denotes full premium for MMP Duals.
4. IL assumes opt out however only waiver (HCBS) members can be enrolled in MOH Medicaid. Non-waiver (HCBS) members that opt out return to Medicaid FFS.  IL MMP Passive enrollment not until 6/1/2014 and 9/1/2014 for Nursing Home & LTSS.
Please refer to the Company’s cautionary statements.
1
2
3
3

© 2014 Molina Healthcare, Inc.
New Product Membership Included in 2014 Guidance
April
2014
May
2014
June
2014
July
2014
October
2014
State
MI
CA
4
OH
5
FL SC IL MI
6
Program
Type
Medicaid
Expansion
MMP Dual
4
MMP Duals
(Medicare
Voluntary)
5
Medicaid
(Re-
procurement)
MMP
Duals
Medicaid
Expansion
MMP
Duals
6
Eligible
500K
322K 48K 1.2M 54K 300K 62K
Enrollees
45K
30K 25K 140K 1K 25K 1K
Revenue
PMPM
$450
$2,000 $3,700 $280 $2,000 $550 $2,500
MCR
87%
94% 97% 88% 94% 88% 92%
Opt Out
N/A
50%
4
90%
5
N/A 50% N/A 50%
6
Note:
Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
Please refer to the Company’s cautionary statements.
3
3
2
1
1.  Denotes total number of eligible members in Molina markets.
2. Denotes membership assumed in projection at year-end 2014. MMP Dual denotes enrollment before opt for CA, OH and SC and after opt-out for MI.
3.  Revenue PMPM and MCR are net of premium tax and ACA fee; Denotes full premium for MMP Duals.
4. Riverside, San Bernardino & SanDiego assume 50% opt out. RS,SB, SDopt -outs participates in MOH Medicaid LTSS. MOH awarded 20K members in Los Angeles, assumes 50% opt-out. In LA, HNT provides Medicaid LTSS to opt-outs.
5. OH passive enrollment for MMP Medicare is delayed until 1/1/2015. Only members that volunteer and select will participate in both Medicaid and Medicare MMP.
6. MI assumes 50% opt out and members that opt out are no longer enrolledin MMP program.

© 2014 Molina Healthcare, Inc.
Status of Reimbursement – ACA Fee in Molina States
Our guidance assumes the ACA fee and related tax effects will be fully reimbursed in all states.
Comments ACA Fee Gross Up
Reimbursemen
t Revenue
Reimbursement Not
Yet Achieved
Ohio
Actuarial rate memorandum (Mercer) calls for reimbursement of fee - silent on tax impact.
$17M $13M $30M $30M
Washington Contract specifically calls for reimbursement of fee and tax impact. $15M $9M $24M $0M
Texas Informal Support from State $11M $6M $18M $18M
Michigan
Actuarial rate memorandum (Milliman) calls for reimbursement of fee and tax impact.
$10M $6M $16M $16M
California
CA DHCS All Plan Meeting; "Mercer is working with DHCS…to develop an appropriate
reimbursement/addition….that recognizes MCO specific circumstances regarding the Fee"
2.11.14
$9M $5M $14M $14M
New Mexico
State has indicated in a phone call Feb 4th with company staff they are awaiting
CMS guidance before committing
$7M $4M $11M $11M
Florida
Letter from AHCA to FL Association of Health Plans 1/23/14; Our plan is to provide funds to managed care plans once they have  received federal invoices specifying the amount of liability associated with their Florida Medicaid revenue….we also expect that it will be appropriate to consider the income tax impact of the fee
$3M $2M $5M $5M
Utah Informal Support from State $3M $2M $5M $5M
Wisconsin Contract specifically calls for reimbursement of fee and tax impact. $3M $1M $4M $0M
Illinois Contract specifically calls for reimbursement of fee and tax impact. $0M $0M $0M $0M
Medicare Included in bid pricing $7M $5M $12M $0M
TOTAL $85M $55M $140M $100M
Note:
Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Base Business Net Rate Changes Included in 2014 Guidance
State
FINAL
Effective Date Rate Change
California Oct-13
+2.5%¹
Florida Sep-13
+1.0%²
Illinois Jan-14
(-3.0%)¹
Michigan Oct-13
+1.0%¹
New Mexico Jan-14 0.0%
1,2
Ohio Jan-14 2.0%
1,3
South Carolina Jan-14 New Rates
Texas Apr-14
0.0%²
Utah Jan-14 +0.5%
Washington Jan-14 0.0%
1, 2, 3
Wisconsin Jan-14
+1.0%¹
Note:
1. All rate changes exclude new product and benefit expansions effective after Dec 31, 2013.
2. Net of fee schedule adjustments.
3. All rate changes exclude risk adjustment.
Please refer to the Company’s cautionary statements.

In no circumstances will Molina owe any money to the DHCS.
In no circumstances will DHCS owe more than $40 million to Molina.

© 2014 Molina Healthcare, Inc.
DHCS Agreement - Settlement Account
Target Profitability margin is less than
3.25% for any year
50% (75% for 2014 only) of difference between
actual and target profitability margins multiplied by
the applicable premium revenue is payable to
Molina
Target Profitability margin exceeds 3.25%
for any year
50% (75% for 2014 only) of difference between
actual and target profitability margins multiplied by
the applicable premium revenue reduces any
amount otherwise due to Molina under the
settlement from other years
Note - profitability margin is calculated as follows:
Target profitability margin - Profit ÷ Premiums earned
Premiums earned - Gross premiums: (-) Less premium taxes and ACA insurer fee
Profit - Premiums  earned: (-) Less medical cost and G&A expenses incurred
Effective January 1, 2014
Settlement account to serve as a risk corridor for all direct contracts with DHCS
Maximum of $40 million available over a 4 year period
Contracts directly with DHCS: Sacramento, San Bernardino / Riverside, & San Diego
Dual Eligible Demonstration contracts
Does NOT apply to Marketplaces, Medicare SNP & subcontract arrangements
Settlement Calculation
California settlement protects margin for California year 1 profitability uncertainties
Please refer to the Company’s cautionary statements.

© 2014 Molina Healthcare, Inc.
Guidance Assumes G&A Leverage
Our FY 2014 mid-point guidance assumes G&A
expenses of $770M or 8%
of total revenues.
Approximately $110M or 1% of our total
revenues is required to support growth.
G&A Expense
2014
2014 Growth
Current
Business
Note(s):
1. G&A ratio computed as a percentage of premium revenue, net of premium taxes & ACA fee reimbursement, plus service revenue.
2. Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
Total G&A
2015 Implementation
Costs
1%
8%
2014 Guidance G&A
Ratio by Quarter
1, 2
Q114 – 8.9%
Q214 – 8.6%
Q314 – 7.9%
Q414 – 7.5%
$5M
Please refer to the Company’s cautionary statements.
7%
$770M
1
2

© 2014 Molina Healthcare, Inc.
Headwinds into 1Q2014
Net
($0.92)
Continued administrative spend ahead of revenue
G&A expenses incurred in anticipation of related revenues will reduce first quarter GAAP & Adjusted EPS by (~$0.38)
Possible delay in revenue recognition
Delayed recognition of ACA fee reimbursement
may reduce
first quarter
GAAP & Adjusted EPS by (~$0.33)
Delays in recognition of at risk revenue
may reduce
first quarter GAAP &
Adjusted EPS by (~$0.21)
Programmatic delays
Substantial uncertainty around Q1 results
1. Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
2. Delayed recognition of ACA fee and related tax effects. Assumes no 1Q-14  recognition of ACA revenue in CA, FL, MI, NM, OH, TX and UT.
Please refer to the Company’s cautionary statements.
1
2
Note(s):

58 © 2014 Molina Healthcare, Inc. Appendix

© 2014 Molina Healthcare, Inc.
Reconciling Adjusted EPS Ranges
Please refer to the Company’s cautionary statements.
Note(s):
Low End High End
Adjusted net income per diluted share, continuing operations $4.00 $4.50
Less non-cash adjustments, net of tax:
Depreciation, and amortization of capitalized software $1.29 $1.29
Stock based compensation $0.48 $0.48
Amortization of convertible senior notes and lease financing obligations
$0.31 $0.31
Amortization of intangible assets $0.27 $0.27
Net income (loss) per diluted share, continuing operations $1.65 $2.15
*Assumes 47.7M average weighted diluted shares outstanding
1
2
2
1.
Constitutes forward-looking guidance. Amounts are estimates and subject to change. Actual results may differ materially. See our risk factors as discussed in our Form 10-K and other periodic filings.
2. Adjusted net income per diluted share, continuing operations, is a non-GAAP measure. The table above reconciles  adjusted  net income per diluted share, which the Company believes to be the most comparable
GAAP measure to net income (loss) per diluted shares. GAAP stands for Generally Accepted Accounting Principles.